UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 14, 2016

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Form 8-K

Item 2.02 Results of Operations and Financial Condition

On November 14, 2016, GSE Systems, Inc. (the "Company") issued an earnings press release announcing, and hosted a publicly available conference call to discuss, the Company's financial results for the three and nine months ended September 30, 2016. The full text of the press release and the transcript of the conference call are attached as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press release of GSE Systems, Inc., dated November 14, 2016, announcing its financial results for the three and nine months ended September 30, 2016.

99.2 Transcript of conference call hosted by GSE Systems, Inc. on November 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: November 16, 2016	/s/ Emmett Pepe
Emmett Pepe
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99.1 99.2
Press release of GSE Systems, Inc. dated November 14, 2016, announcing the financial results for the three and nine months ended September 30, 2016.

Transcript of conference call hosted by GSE Systems, Inc. on November 14, 2016.